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                                EXHIBIT 10.56
                                -------------

                            ASSIGNMENT OF TRADEMARKS
                        AND SERVICE MARKS AS COLLATERAL
                        -------------------------------

         THIS ASSIGNMENT made as of the 12th day of July, 1990, by and between MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Company"), and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association (the "Agent"), individually and as agent for each of the following lenders (jointly and severally the "Lenders") in accordance with the terms of a Security Agreement dated as of May 23, 1990, as amended by a certain First Amendment dated as of the date hereof; RHODE ISLAND HOSPITAL TRUST NATIONAL BANK; ALGEMENE BANK NEDERLAND N.V., NEW YORK BRANCH; PRUDENTIAL-BACHE METAL CO. INC.; SWISS BANK CORPORATION, NEW YORK BRANCH; and NATIONAL WESTMINSTER BANK USA.

                                    RECITALS

         WHEREAS, the Company, MA Acquisition Corporation, a Delaware corporation ("MAC"), and each of the Lenders (other than National Westminster Bank USA) are parties to certain Consignment Agreements dated as of May 23, 1990, as amended by certain First Amendments dated as of the date hereof (hereinafter, as amended by such First Amendments and as the same may be amended hereafter from time to time, the "Consignment Agreements"); and

         WHEREAS, National Westminster Bank USA and the Company have entered or will enter into certain agreements and/or promissory notes, which agreements and/or promissory notes (hereinafter, as the same may be amended from time to time, the "NWB Agreements"); and

         WHEREAS, as additional security for the indebtedness, liabilities and obligations evidenced by the Consignment Agreements and NWB Agreements and any and all other indebtedness, obligations and liabilities of the Company to the Lenders now existing or hereafter arising, the Company has agreed to assign to the Lenders all of the Company's right, title and interest in and to its United States trademarks, service marks and trademark and service mark applications and the rights described and claimed therein, which are more particularly described and referenced on Exhibit A attached hereto and made a part hereof (collectively, the "Trademarks");

         NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:





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         1.      The Company does hereby assign and transfer and grant a lien and security interest unto the Lenders and the Agent (acting on behalf of itself and the other Lenders) as security for (1) performance by the Company of each and every obligation to be performed by it contained in, and payment of all amounts now or hereafter due under, the Consignment Agreements and the NWB Agreements; (2) performance of each and every obligation of the Company contained in this Assignment and payment of all sums now or hereafter due hereunder; and (3) payment and performance of any and all other indebtedness, obligations and liabilities of the Company to the Lenders of every kind and description, direct, indirect and contingent, now existing or hereafter arising, due or to become due (the foregoing obligations of the Company are hereinafter collectively referred to as the "Obligations"), all of the Company's right, title and interest in and to the Trademarks, together with the goodwill of the business relating to each and all of the Trademarks and the right to sue for and recover damages for past or future infringements of the Trademarks, the same to be held and enjoyed by the Lenders and the Agent for their own use and benefit and the use and benefit of their legal representatives, successors and assigns to the full end of the term of which the Trademarks are granted as fully and entirely as the same would have been held by the Company had this Assignment not been made; PROVIDED, HOWEVER, that until demand for payment has been made by the Lenders, the Company, may continue to use the Trademarks in its business, and all goodwill symbolized by the Trademarks shall accrue to the Company as if it had not made this Assignment, so long as the nature and quality of all services rendered and goods sold by the Company in connection with the Trademarks shall conform to standards not less than those currently set by the Company. The rights and remedies of the Lenders upon demand for payment with respect to the assignment and security interest granted herein are more fully set forth in a certain Security Agreement of even date herewith between the Company and the Lenders (the "Security Agreement"). The provisions of the Security Agreement are hereby incorporated herein by reference.

         2. The Company agrees to maintain registration of the Trademarks and to otherwise protect the Trademarks from infringement.

         3. The Company hereby agrees also to execute any further lawful document as reasonably requested by the Agent or the Lenders in order to effectuate fully the assignment contemplated by this Agreement.

         4. Upon full payment, performance and observance of the Obligations, each of the Agent and the Lenders agrees at the Company's request to give their written consent to termination of this Assignment, and to execute and deliver to the Company all assignments and other





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instruments of transfer as may be reasonably necessary or proper to reassign to the Company the Trademarks, such termination and reassignment to be at the Company's sole expense.

         5. The date of this Assignment first set forth above is for identification purposes only and is the date this Assignment is deemed to have been delivered by the Company to the Lenders and the Agent. This Assignment was executed by the parties on the dates set forth in the acknowledgments below.

         6. The Company irrevocably agrees to, and does hereby indemnify and hold harmless the Agent, the Lenders, any of their agents and employees, and each and all and any of them (the "Indemnified Parties"), against any and all losses, claims, actions, causes of action, damages or liabilities (including any amount paid in settlement of any action, commenced or threatened), joint or several, to which they, or any of them, may become subject under statutory law or at common law, and to reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by it or them in connection with investigating, preparing for or defending against any actions, commenced or threatened, insofar as such losses, claims, damages, liabilities or actions arise out of or are related to this Assignment and the use by the Company of the Trademarks from and after the date of this Assignment.

         7. This Assignment shall inure to the benefit of the successors and assigns of the Agent and the Lenders and shall be binding upon the successors and assigns of the Company.

         8. This Assignment shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the Company, the Agent and the Lenders have caused this Assignment to be duly executed by their duly authorized officers, all of the day and year first above written.

                                  MICHAEL ANTHONY JEWELERS, INC.


                                  By:      Allan Corn
                                      -----------------------------------------
                                  Title: Vice President, Chief Financial Officer





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                                  RHODE ISLAND HOSPITAL TRUST
                                  NATIONAL BANK, individually and as
                                  Agent for each of the Lenders

                                  By:      /s/______________
                                  Title:

                                  ALGEMENE BANK NEDERLAND N.V.,
                                  NEW YORK BRANCH

                                  By:      /s/_______________
                                  Title:

                                  By:      /s/_______________
                                  Title:

                                  PRUDENTIAL-BACHE METAL CO. INC.

                                  By:      /s/_______________
                                  Title:

                                  SWISS BANK CORPORATION,
                                  NEW YORK BRANCH

                                  By:      /s/________________
                                  Title:

                                  By:      /s/________________
                                  Title:

                                  NATIONAL WESTMINSTER BANK USA

                                  By:      /s/________________
                                  Title:




MFD/mh:
fran\aot
Assignment of Trademarks





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